Exhibit 10.5

The form of Labor Contract signed before 1 January 2008 is as follows:

Labor Contract

According to the provisions of the Labor Law of the People's Republic of China, the Parties enter into this contract with the following terms and conditions.

Duration

Article 2: The term of this contract is for _____ years and shall commence on                            .

II. Working Content

Article 2: Party A agrees to employ Party B as ________________ . Remuneration of Labor is in accord with Party B’s post salary standards. Party B agrees that Party A can arrange his post according to the working requirements of Party A and obeys Party A’s post change and arrangement.

Article 3: Party A should fulfill work in time according to Party A’s acquirement and attain quality and quantity criteria stipulated.

III. Working Protection & Working Conditions

Article 4: Party A should provide Party B with necessary labor condition, carry out labor safety and health regulation, and provide Party B with necessary articles of labor protection with the specify quality and time.

Article 5: Party A should provide regular health examination for laborers engaged in work with occupational hazards conforming to the provisions of the State.

 Remuneration of Labor and Social Security

Article 6: The distribution of wages shall follow the principle of distribution according to work.

Article 7: The salary of Party B shall be monthly paid by Party A conforming to relevant provisions if Party B fulfill work. The level of salary shall be gradually raised on the basis of economic development of Party A.

Article 8: Party A should set up social insurance funds so that Party B may receive assistance and compensations under such circumstances as old age, illness, work-related injury, unemployment.

Rights and obligations

Article 9 Rights of Party A:

(1) Manage and educate Party B, supervise Party B to finish appointed work according to job responsibility.

(2) Carry out reward or penalty to Party B conforming to relevant law and regulations of the State and rules of Party A.

(3) Change Party B’ post according to necessary work coordination.

(4) Terminate the contract according to regulations.

(5) Other rights stipulated in laws and regulations.

Article 10 Obligations of Party A

Set up labor training system and provide occupational education conforming to actual situation.

Article 11 Rights of Party B

(1) Participate in company democracy management;

(2) Attain remuneration and enjoy social security benefit;

(3) Terminate the contract conforming to relevant laws and regulations of the States and provisions of the contract;

(4) Other rights stipulated in laws of the State.

Article 12 Obligations of Party B

(1) Follow laws of the States, public virtue and occupational moral;

(2) Abide by labor discipline, carry out rules, operation process and work specification of Party A;

(3) Maintain trade secret and protect property of Party A;

(4) Study hard for technology, participate in trainings organized by Party A and improve political consciousness and occupational skills.

(5) Other obligations.

 Modification, termination, ending and amendment of contract

Article 13 When objective circumstances which the contract rests on changes, causing the contract can not be carried on, both parties may amend the provisions of their employment contract if they so agree after consultations.

Article 14 Both parties may terminate the contract if they so agree after consultation.

Article 15 Party A may terminate the contract if Party B:

(1) Is proved during the probation period not to satisfy the conditions for employment;

(2) Materially breaches the Employer’s rules and regulations;

(3) Commits serious dereliction of duty or practices graft, disclosure trade secret of Party A;

(4) Undergo re-education through labor or has his criminal liability pursued in accordance with the law.

Article 16 Party A may terminate the contract upon 30 days’ prior written notice to Party B if:

(1) After the set period of medical care for an illness or non-work-related injury, Party B can engage neither in his original work nor in other work arranged for him by Party A;

(2) Party B is incompetent of his position;

(3) A major change in the objective circumstances relied upon at the time of conclusion of the contract renders it unperformable and, after consultations, both parties are unable to reach agreement on amending the employment contract.

(4) Party A restructures pursuant to the Enterprise Bankruptcy Law or has serious difficulties in production and/or business operations and needs to reduce its workforce.

Article 17 Party A may not terminate or end the contract pursuant to Article 16 if Party B:

(1) Has contracted an illness or sustained an injury, and the set period of medical care therefore has not expired;

(2) Is a female employee in her pregnancy, confinement or nursing period;

(3) Has been confirmed as having lost or partially lost his capacity to work due to an occupational disease contracted or a work-related injury sustained with Party A;

(4) Finds himself in other circumstances stipulated in laws or administrative statutes.

Article 18

Party B may terminate the contract giving notice to Party A at any time if:

(1) Party B is in probation period;

(2) Party A uses violence, threats or unlawful restriction of personal freedom to compel Party B to work;

(3) Party A fails to pay labor compensation or provide working conditions specified in the contract;

Article 19 The contract is terminated if the term of the contract is expired; both parties can extend the contact if they so agree after consultations;

Article 20 Party B may not terminate the contract if:

(1) His job can not be quitted in the term of performance contract;

(2) His service does not reach five years if Party A provides training;

(3) He is a technician that assume important work which is not finished;

(4) He hands over his work or projects unclearly;

(5) In other circumstances causing a loss to Party A if he terminates the contract.

Severance pay and liquidated damages

Article 21 Party A should give severance pay according to relevant regulations of the States if it terminates the contract conforming to Article 14 in advance unless Party B proposes to terminate the contract.

Article 22 Party A should bear legal responsibility when breaching provisions of the contract; Party B should bear liquidated damages if he terminates the contract or disclosures trade secret breaching terms of the contract and causing a loss to Party A.

Article 23 When Party B terminates the contract under the circumstance that is not accepted by Party A, he should compensate training fees and fees relevant to recruitment if Party A pays training fees and recruit him.

Labor Disputes

Article 24 Where a labor dispute between the parties takes place during the performance of the Contract, the parties concerned may seek for a settlement through consultation; Or either party may apply to the labor dispute mediation committee of Party A for mediation; if the mediation fails and one of the parties requests for arbitration, that party may apply to the labor dispute arbitration committee for arbitration. Either party may also directly apply to the labor dispute arbitration committee for arbitration within 60 days starting from the date of the occurrence of a labor dispute. If one of the parties is not satisfied with the adjudication of arbitration, the party may bring the case to a people's court.

Miscellaneous

Article 25 Relevant rules of Party A are integral parts of the contract and shall have the same legal force as the text of Contract itself.

Article 26 If the contract not completely matters concerned or is inconsistent to the laws, regulations or policies of the States and the province, the laws, regulations or policies of the State and the province shall prevail.

Article 27 Other items:

(1) Party B should not engage in other profession or help other companies or individuals to do jobs connected with the industry or post within employment period for Party A;

(2) Party B should not assume post in the same industry or industry competed with Party A within one year after leaving the post because of his reason;

(3) Party B should maintain trade secrets of Party A for three years whether Party A transfer Party B’s post or Party B leaving the post in whatever reasons;

(4) Part B should maintain technical secrets and trade secrets of Party A; If Party B disclosure the secrets, he should compensate RMB20, 000 Yuan and other losses to Party A; Party A reserves the rights to investigate legal responsibility of Party A.

Execution:

Party A: the Company (company seal)

Legal Representative (or Authorized Representative):

Date:

Party B: the Employer (signature)

Date: